LEVI STRAUSS & CO.

                                SECOND AMENDMENT
                  TO BRIDGE CREDIT AGREEMENT AND LIMITED WAIVER


                  This SECOND AMENDMENT TO BRIDGE CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of September 29, 2000 and entered into by and among Levi Strauss & Co., a Delaware corporation ("COMPANY"); the financial institutions party hereto ("BANKS"); Bank of America, N.A. as Administrative Agent for Banks ("ADMINISTRATIVE AGENT"); and Bank of America, N.A. as Collateral Agent for Banks ("COLLATERAL AGENT"), and is made with reference to that certain Bridge Credit Agreement dated as of January 31, 2000, as amended by First Amendment to Bridge Credit Agreement and Limited Waiver dated as of July 31, 2000 (the "CREDIT AGREEMENT"), by and among Company; Banks; the several financial institutions party thereto as Co-Syndication Agents; the financial institution party thereto as Documentation Agent; Administrative Agent; and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Banks desire to amend the Credit Agree-ment as set forth below; and

                  WHEREAS,   Company  has  requested   Banks  to  waive  certain
provisions of the Credit Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1      AMENDMENTS TO ARTICLE VI: AFFIRMATIVE COVENANTS
                           -----------------------------------------------

                  A. Sections 6.11(a)(ii) and 6.11(a)(iii) of the Credit Agreement are hereby amended to read in their entirety as follows:

                           "[intentionally omitted]"

                  B. Section 6.11(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Derivative/FX  Contracts.  Company  shall use its  reasonable
                  -------------------------
efforts to deliver to Administrative Agent executed copies of amendments to the existing master agreements pursuant to which Lender Derivative/FX Contracts are issued providing that the obligations of Company and FinServ under such agreements will be secured by the Collateral Documents."

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                  1.2      AMENDMENTS TO ARTICLE VII:  NEGATIVE COVENANTS
                           ----------------------------------------------

                  A. Section 7.1(f) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting "$25,000,000" therefor.

                  B. Section 7.1(t) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting "$10,000,000" therefor.

                  C. Section 7.2(r) of the Credit Agreement is hereby amended by deleting the reference to "$2,000,000" contained therein and substituting "$10,000,000" therefor.

                  D. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (t) thereof; (ii) deleting the period at the end of clause (u) thereof and substituting the phrase "; and" therefor; and (iii) adding the following as new clause (v) thereof:

                  "(v) Negative Pledges with respect to property of Company and its Subsidiaries contained in documentation for any Capital Markets Transaction permitted by Section 7.1(m) provided such Negative Pledges (i) expressly permit Liens in favor of Administrative Agent and Liens on equipment subject to Equipment Financing Transactions, real property subject to Real Estate Financing Transactions, accounts receivable subject to Permitted Foreign Receivables Purchase Facilities and property subject to any other Lien permitted by Section
7.2 and (ii) do not require the Securities issued in such Capital Markets Transactions to be secured by such permitted Liens."

                  E. Section 7.3(m) of the Credit Agreement is hereby amended by deleting the reference to "$2,000,000" contained therein and substituting "$10,000,000" therefor.

                  SECTION 2.        WAIVER

                  2.1      WAIVER OF SECTION 6.11(C)
                           -------------------------

                  The undersigned Banks, constituting Majority Banks under the Credit Agreement, hereby waive compliance with the provisions of Section 6.11(c) of the Credit Agreement for the period commencing on August 31, 2000 to and including the date of this Amendment.

                  2.2      LIMITATION OF WAIVER
                           --------------------

                  Without  limiting the  generality of the provisions of Section
10.1 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to a waiver of compliance by Company with the provisions of Section 6.11(c) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to
(a) constitute a waiver of compliance by Company with respect to (i) Section 6.11(c) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Administrative Agent, Collateral Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

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

                  SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any of its Organization Documents or any order, judgment or decree of any court or other Governmental Authority binding on Company, (ii) conflict with, result in a breach of, constitute a default under, or require the termination of, any Contractual Obligation of Company, except where such conflicts, breaches, defaults and terminations, in the aggregate, would not have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Company (other than pursuant to the Collateral
Documents) or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company except where the failure to obtain such approvals and consents would not, in the aggregate, have a Material Adverse Effect.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether enforcement is sought in a proceeding at law or in equity.

                  SECTION 4.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

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

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                  B. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Majority Banks and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           LEVI STRAUSS & CO.


                           By:
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                           Title:
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                           BANK OF AMERICA, N.A., as a Bank


                           By:
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                           Title:
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                           THE BANK OF NOVA SCOTIA, as a Co-Syndication Agent
                           and a Bank


                           By:
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                           Title:
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                           CITICORP U.S.A. INCORPORATED,  as a Co-Syndication
                           Agent and as a Bank


                           By:
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                           Title:
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                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
                           Documentation Agent and as a Bank


                           By:
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                           Title:
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                           BANK ONE, N.A., as a Bank


                           By:
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                           Title:
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                           BANK OF AMERICA, N.A., as Administrative Agent


                           By:
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                           Title:
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                           BANK OF AMERICA, N.A., as Collateral Agent


                           By:
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                           Title:
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ACKNOWLEDGED:


BATTERY STREET ENTERPRISES, INC.

By:
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Title:
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LEVI STRAUSS FINANCIAL CENTER
CORPORATION

By:
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Title:
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LEVI STRAUSS FUNDING, LLC

By:
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Title:
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LEVI STRAUSS GLOBAL FULFILLMENT
SERVICES, INC.

By:
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Title:
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LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:
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Title:
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LEVI STRAUSS INTERNATIONAL

By:
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Title:
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LEVI STRAUSS LATIN AMERICA, INC.

By:
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Title:
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LEVI'S ONLY STORES, INC.

By:
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Title:
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NF INDUSTRIES, INC.

By:
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Title:
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